UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
0.125% Notes due 2025	TMO 25B	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.750% Notes due 2027	TMO 27B	New York Stock Exchange
0.500% Notes due 2028	TMO 28A	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
0.875% Notes due 2031	TMO 31	New York Stock Exchange
2.375% Notes due 2032	TMO 32	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange
1.500% Notes due 2039	TMO 39	New York Stock Exchange
1.875% Notes due 2049	TMO 49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

THERMO FISHER SCIENTIFIC INC.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2021, Mark Stevenson, Executive Vice President and Chief Operating Officer of Thermo Fisher Scientific Inc. (the “Company”), notified the Company of his decision to retire effective March 18, 2022, and Syed Jafry, Senior Vice President, Regions, notified the Company of his decision to retire effective March 31, 2022.

Also on September 23, 2021 the Board of Directors of the Company appointed Michel Lagarde, currently Executive Vice President, Executive Vice President and Chief Operating Officer, effective January 1, 2022. Mr. Lagarde, 47, was appointed Executive Vice President in September 2019. Mr. Lagarde was President of the Company’s Pharma Services business from August 2017 to September 2019 and previously served as President of Patheon N.V. from May 2016 to May 2017, and President and Chief Operating Officer from May 2017 until its acquisition by the Company in August 2017.

Also on September 23, 2021, the Board of Directors of the Company appointed Gianluca Pettiti, currently Senior Vice President and President of the Company’s Specialty Diagnostics business, Executive Vice President, effective December 27, 2021. Mr. Pettiti, 43, was President of the Company’s Biosciences business from January 2018 to October 2019 and previously led the Company’s business in China from January 2015 to December 2017.

THERMO FISHER SCIENTIFIC INC.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 28th day of September, 2021.

THERMO FISHER SCIENTIFIC INC.

By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel

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